THE ALLIANCE FUND

ANNUAL REPORT
NOVEMBER 30, 1999

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                                        THE ALLIANCE FUND
_______________________________________________________________________________

January 21, 2000

Dear Shareholder:

We are pleased to provide the investment results and market activity for The Alliance Fund (the "Fund") for the six- and twelve-month periods ended November 30, 1999. In the following table, the Fund's performance is compared with that of the S&P MidCap 400 Index, which is a measure of mid-cap stock performance, and the Russell 1000 Growth Stock Index, which tracks the performance of large, growth-oriented companies.

INVESTMENT RESULTS
For the six-months ended November 30, 1999, the Fund outperformed the S&P MidCap 400 Index, but underperformed the large-cap Russell 1000 Growth Index. For the twelve-months ended November 30, 1999, the Fund outperformed both benchmarks. Large-cap stocks continued to outperform mid- and small-stocks throughout 1999 especially in the second half of the year, explaining the Fund's six-month underperformance versus the Russell 1000 Growth Index. Our good performance over the twelve months and for the most recent six months compared to that of the S&P MidCap 400 Index is the result of strong gains in our telecommunications holdings and gains from energy-related stocks.


INVESTMENT RESULTS*
Periods Ended November 30, 1999
                                       TOTAL RETURNS
                                   6 MONTHS      12 MONTHS
                                   --------      ---------
THE ALLIANCE FUND
  Class A                            8.32%         35.37%
  Class B                            7.85%         34.24%
  Class C                            7.86%         34.31%

S&P MIDCAP 400 INDEX                 6.74%         21.37%

RUSSELL 1000 GROWTH STOCK INDEX     16.85%         31.49%


* THE FUND'S INVESTMENT RESULTS ARE TOTAL RETURNS FOR THE PERIODS AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. TOTAL RETURN FOR ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES ASSOCIATED WITH THAT CLASS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE S&P MIDCAP 400 INDEX IS AN UNMANAGED INDEX OF 400 U.S. COMPANIES THAT ARE CHOSEN FOR THEIR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. IT IS A MARKET-VALUE WEIGHTED INDEX REPRESENTING APPROXIMATELY 10% OF THE AGGREGATE MARKET VALUE OF U.S. DOMESTIC COMPANIES. THE UNMANAGED RUSSELL 1000 GROWTH STOCK INDEX CONSISTS OF 1000 OF THE LARGEST STOCKS REPRESENTING APPROXIMATELY 87% OF THE U.S. MARKET. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

     ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 3.


REVIEW OF INVESTMENT STRATEGY
The Alliance Fund continues to focus on the mid-cap area of the market. The Fund's portfolio has a weighted average market capitalization at approximately $5 billion. At present, holdings in the portfolio generally range from $2 billion to $20 billion in market capitalization. Our approach is to seek to identify the most rapidly growing companies in this segment of the marketplace, and to buy and hold them at attractive valuation levels.

The Fund's largest overweighting is within the telecommunications sector. We have a large holding in NTL Inc., a cable and telephony holding, with a major focus in the United Kingdom. Also, Telephone and Data Systems Inc., a holding company of various telephone assets, is another important holding in this sector. And finally, Millicom International Cellular SA and Global Telesystems Group Inc., have been excellent performers for the Fund.

Demographic trends play a role in the portfolio and have helped us to identify the travel industry as an area in which to find investment opportunities. As our population ages and increases its wealth, travel as a percentage of gross domestic product is increasing. In addition, cruising continuously is gaining shares within the travel industry and, therefore, the Fund's holding in Royal Caribbean Cruises Ltd. is also gaining shares.

Another area of focus is the financial sector. CNA Financial Corp. a Chicago based insurer; Legg Mason Inc. a regional broker and asset manager; and Associates First Capital Corp. a financial services firm, are all undervalued growth stocks that we believe have excellent fundamental prospects.


1


                                                              THE ALLIANCE FUND
_______________________________________________________________________________

Finally, we have maintained holdings in the health care and energy industries where we see good growth and attractive valuations.

CURRENT OUTLOOK
Although mid-cap stocks and indices have continued to underperform larger-cap names, your Fund has been able to perform well in 1999. Looking forward, we continue to foresee market broadening and better performance from mid-cap indices. This should be a positive environment for the Fund and, hopefully, our stock selections will assist in providing positive results.

Thank you for your continued interest in The Alliance Fund. We look forward to reporting to you on market activity and your Fund's investment results in the coming months.

Sincerely,


John D. Carifa
Chairman and President


Alden Stewart
Executive Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2


INVESTMENT OBJECTIVE AND POLICIES                             THE ALLIANCE FUND
_______________________________________________________________________________

The Alliance Fund is an open-end, diversified investment company that seeks long-term growth of capital and income primarily through investments in common stocks that Alliance believes will appreciate in value. The Fund may invest in a variety of securities, including convertible bonds, U.S. government securities, and other high-quality short-term instruments. The Fund has the flexibility to invest without limit in foreign securities.


INVESTMENT RESULTS
_______________________________________________________________________________

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS AS OF NOVEMBER 30, 1999
CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      35.37%         29.72%
Five Years                    21.27%         20.24%
Ten Years                     15.84%         15.33%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      34.24%         30.24%
Five Years                    20.23%         20.23%
Since Inception*              15.57%         15.57%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      34.31%         33.31%
Five Years                    20.19%         20.19%
Since Inception*              16.58%         16.58%


SEC AVERAGE ANNUAL TOTAL RETURNS AS OF THE MOST RECENT QUARTER-END (DECEMBER 31, 1999)
                            CLASS A        CLASS B        CLASS C
                          ------------   ------------   ------------
1 Year                        28.20%         28.63%         31.69%
5 Years                       21.87%         21.91%         21.87%
10 Years                      15.98%*        16.40%*        17.67%


The Fund's investment results represent Average Annual Total Returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total returns for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Since Inception: 3/4/91 Class B; 5/3/93 Class C.


3


                                                              THE ALLIANCE FUND
_______________________________________________________________________________

THE ALLIANCE FUND
GROWTH OF A $10,000 INVESTMENT
11/30/89 TO 11/30/99

$56,000
$48,000
$40,000
$32,000
$24,000
$16,000
$10,000
$8,000

RUSSELL 1000 GROWTH INDEX: $56,005
S&P MIDCAP 400 INDEX:  $48,295
THE ALLIANCE FUND CLASS A: $41,637

11/30/89   11/30/90   11/30/91   11/30/92   11/30/93   11/30/94   11/30/95
   11/30/96   11/30/97   11/30/98   11/30/99


This chart illustrates the total value of an assumed $10,000 investment in The Alliance Fund Class A shares (from 11/30/89 to 11/30/99) as compared to the performance of appropriate broad-based indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard &Poor's MidCap 400 Index is a market-value weighted index which consists of 400 domestic stocks chosen for market size, liquidity and industry group representation.

The unmanaged Russell 1000 Growth Index measures the performance of 1000 of the largest U.S. companies by market capitalization. These large-cap stocks have a greater-than-average growth orientation.

When comparing The Alliance Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices.


The Alliance Fund
Russell 1000 Growth Index
Standard &Poor's MidCap 400 Index


4


TEN LARGEST HOLDINGS
NOVEMBER 30, 1999                                             THE ALLIANCE FUND
_______________________________________________________________________________

                                                                  PERCENT OF
COMPANY                                         U.S. $ VALUE      NET ASSETS
-------------------------------------------------------------------------------
United States Cellular Corp.                    $ 89,750,625         7.1%
Global Telesystems Group, Inc.                    72,619,487         5.7
Millicom International Cellular, SA               69,278,000         5.5
Telephone & Data Systems, Inc.                    66,593,750         5.3
Royal Caribbean Cruises, Ltd.                     64,187,500         5.1
NTL, Inc.                                         59,271,875         4.7
Continental Airlines, Inc. Cl.B                   59,200,000         4.6
CNA Financial Corp.                               54,600,000         4.3
Legg Mason, Inc.                                  54,540,625         4.3
Carninval Corp. Cl.A                              40,815,625         3.2
                                                $630,857,487        49.8%


MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED NOVEMBER 30, 1999
_______________________________________________________________________________

                                                          SHARES*
-------------------------------------------------------------------------------
                                                                HOLDINGS
PURCHASES                                             BOUGHT    11/30/99
-------------------------------------------------------------------------------
Amdocs, Ltd.                                         525,000     525,000
Carnival Corp. Cl.A                                  261,500     925,000
Delta Airlines, Inc.                                 740,000     740,000
Health Management Associates, Inc.                 1,210,300   2,210,300
Park Place Entertainment Corp.                     1,650,000   1,650,000
PSINet, Inc.                                         250,000     250,000
Quintiles Transnational Corp.                        810,000     810,000
RCN Corp.                                            430,000     430,000
TJX Cos., Inc.                                       600,000     600,000
Venator Group, Inc.                                1,500,000   1,500,000

                                                                HOLDINGS
SALES                                                   SOLD    11/30/99
-------------------------------------------------------------------------------
Autonational, Inc.                                 3,500,000          -0-
Extended Stay America, Inc.                        1,500,000          -0-
First Data Corp.                                     600,000          -0-
MBNA Corp.                                         2,275,000          -0-
Nextel Communications, Inc.                          500,000          -0-
Nielsen Media Research , Inc.                        780,000          -0-
Northwest Airlines Corp.                           1,242,900          -0-
Seagate Technology, Inc.                             500,000          -0-
Starbucks Corp.                                      400,000          -0-
Winstar Communications, Inc.                         300,000          -0-


*    Adjusted for stock splits.


5


PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1999                                             THE ALLIANCE FUND
_______________________________________________________________________________

Company                                          Shares            Value
-------------------------------------------------------------------------------
COMMON & PREFERRED STOCKS-100.8%
CONSUMER SERVICES-26.0%
AIRLINES-8.8%
Alaska Air Group, Inc. (a)                      420,000    $  15,960,000
Continental Airlines, Inc. Cl.B (a)           1,600,000       59,200,000
Delta Air Lines, Inc.                           740,000       36,445,000
                                                             ------------
                                                             111,605,000

BROADCASTING & CABLE-2.6%
RCN Corp. (a)                                   430,000       19,403,750
Rogers Communications, Inc. Cl.B (a)            500,000       11,437,500
UnitedGlobalCom, Inc. Cl.A (a)                   23,700        2,469,244
                                                             ------------
                                                              33,310,494

ENTERTAINMENT & LEISURE-8.7%
Carnival Corp. Cl.A                             925,000       40,815,625
Metro-Goldwyn-Mayer, Inc. (a)                   210,000        5,000,625
Premier Parks, Inc. (a)                          25,000          625,000
Royal Caribbean Cruises, Ltd.                 1,300,000       64,187,500
                                                             ------------
                                                             110,628,750

RESTAURANTS & LODGING-1.7%
Park Place Entertainment Corp. (a)            1,650,000       21,243,750

RETAIL - GENERAL MERCHANDISE-4.2%
Bed Bath & Beyond, Inc. (a)                     100,000        3,125,000
Industrie Natuzzi SpA
  (ADR) (Italy)                                 450,000        7,003,125
  TJX Cos., Inc.                                600,000       15,712,500
Tommy Hilfiger Corp. (a)                        660,000       16,252,500
Too, Inc. (a)                                    45,715          845,727
Venator Group, Inc. (a)                       1,500,000       10,312,500
                                                             ------------
                                                              53,251,352
                                                             ------------
                                                             330,039,346

UTILITIES-25.9%
TELEPHONE UTILITY-24.9%
Adelphia Business Solutions, Inc. (a)           400,000       12,500,000
CenturyTel, Inc.                                110,200        5,069,200
Global Telesystems Group, Inc. (a)            2,273,800       72,619,487
Millicom International Cellular, SA (a)
  (Luxembourg)                                1,474,000       69,278,000
Telephone & Data Systems, Inc.                  500,000       66,593,750
United States Cellular Corp. (a)                755,000       89,750,625
                                                             ------------
                                                             315,811,062

MISCELLANEOUS-1.0%
Viatel, Inc. (a)                                292,400       12,280,800
                                                             ------------
                                                             328,091,862

FINANCE-14.1%
BROKERAGE & MONEY MANAGEMENT-5.7%
Edwards (A.G.), Inc.                            600,000       17,850,000
Legg Mason, Inc.                              1,550,000       54,540,625
                                                             ------------
                                                              72,390,625

INSURANCE-6.4%
Ace, Ltd.                                       500,000        8,500,000
CNA Financial Corp. (a)                       1,400,000       54,600,000
PMI Group, Inc.                                 375,000       18,726,562
                                                             ------------
                                                              81,826,562

REAL ESTATE-0.8%
Prime Retail, Inc.                            1,600,000       10,200,000


6


                                                              THE ALLIANCE FUND
_______________________________________________________________________________

Company                                          Shares            Value
-------------------------------------------------------------------------------
MISCELLANEOUS-1.2%
Associates First Capital Corp. Cl.A             225,000    $   7,481,250
The CIT Group, Inc. Cl.A                        368,170        7,639,528
                                                             ------------
                                                              15,120,778
                                                             ------------
                                                             179,537,965

TECHNOLOGY-9.8%
COMMUNICATION EQUIPMENT-7.6%
Amdocs, Ltd. (a)                                525,000       18,473,438
Amdocs, Ltd. 6.75% cv. preferred stock          100,000        3,331,250
NTL, Inc. (a)                                   650,000       59,271,875
Tele Celular Sul Participacoes, SA
  (ADR) (Brazil)                                 25,000          500,000
Tele Centro Oeste Celular Participacoes, SA
  (ADR) (Brazil)                                 50,000          200,000
Tele Nordeste Celular Participacoes, SA
  (ADR) (Brazil)                                 25,000          650,000
Tele Sudeste Celular Participacoes, SA
  (ADR) (Brazil)                                300,000        6,168,750
Telemig Celular Participacoes, SA
  (ADR) (Brazil)                                 80,000        2,650,000
Telesp Celular Participacoes, SA
  (ADR) (Brazil)                                150,000        4,303,125
Telewest Communications Plc (Rights)
  (United Kingdom) (a)                          146,000          133,444
                                                             ------------
                                                              95,681,882

COMPUTER SERVICES-0.3%
DBT Online, Inc. (a)                            193,900        3,732,575

COMPUTER SOFTWARE-0.3%
Informix Corp. (a)                              400,000        4,400,000

NETWORKING SOFTWARE-1.1%
PSINet, Inc. (a)                                250,000       12,500,000
VeriSign, Inc. (a)                               10,000        1,858,125
                                                             ------------
                                                              14,358,125

SEMI-CONDUCTOR COMPONENTS-0.5%
Kyocera Corp. (ADR) (Japan)                      50,000        5,962,500
                                                             ------------
                                                             124,135,082

ENERGY-8.3%
DOMESTIC INTEGRATED-1.9%
Kerr-McGee Corp.                                420,000       24,045,000

DOMESTIC PRODUCERS-0.6%
Murphy Oil Corp.                                130,000        7,345,000

OIL SERVICE-4.6%
Noble Drilling Corp. (a)                      1,338,000       37,296,750
Santa Fe International Corp.                    920,000       20,987,500
                                                             ------------
                                                              58,284,250

MISCELLANEOUS-1.2%
AES Corp. (a)                                    60,000        3,476,250
Stolt Comex Seaway, SA                          130,000        1,527,500
  (ADR) (Norway) (a)                            852,700       10,232,400
                                                             ------------
                                                              15,236,150
                                                             ------------
                                                             104,910,400

HEALTH CARE-7.5%
BIOTECHNOLOGY-1.4%
Human Genome Sciences, Inc. (a)                 160,000       17,920,000


7


PORTFOLIO OF INVESTMENTS (CONTINUED)                          THE ALLIANCE FUND
_______________________________________________________________________________

                                              Shares or
                                              Principal
                                               Amount
Company                                         (000)            Value
-------------------------------------------------------------------------------
MEDICAL SERVICES-6.1%
Columbia HCA/Healthcare Corp.                   200,000    $   5,450,000
Health Management Associates, Inc. (a)        2,210,300       27,214,319
Healthsouth Corp. (a)                         2,750,000       15,640,625
Quintiles Transnational Corp. (a)               810,000       17,870,625
Tenet Healthcare Corp. (a)                      517,000       11,535,562
                                                             ------------
                                                              77,711,131
                                                             ------------
                                                              95,631,131

CONSUMER MANUFACTURING-3.8%
AUTO & RELATED-1.8%
Budget Group, Inc. (a)                        1,000,000        7,812,500
Dollar Thrifty Automotive
  Group, Inc. (a)                               726,700       14,352,325
Monaco Coach Corp. (a)                           10,000          215,000
                                                             ------------
                                                              22,379,825

BUILDING & RELATED-0.4%
Masco Corp.                                     220,000        5,555,000

TEXTILE PRODUCTS-1.6%
Unifi, Inc.                                   1,500,000       19,875,000
                                                             ------------
                                                              47,809,825

MULTI-INDUSTRY COMPANIES-2.3%
Korn/Ferry International (a)                    672,000       15,204,000
U.S. Industries, Inc.                         1,000,000       13,875,000
                                                             ------------
                                                              29,079,000

CONSUMER STAPLES-1.3%
BEVERAGES-0.1%
Pepsi Bottling Group, Inc.                       59,600        1,043,000

HOUSEHOLD PRODUCTS-1.2%
Viad Corp.                                      609,400       16,034,838
                                                             ------------
                                                              17,077,838

CAPITAL GOODS-1.0%
MISCELLANEOUS-1.0%
Mohawk Industries, Inc. (a)                     493,100       12,296,681

BASIC INDUSTRY-0.8%
CHEMICALS-0.8%
Lyondell Chemical Co.                           730,000       10,220,000

Total Common & Preferred Stocks
  (cost $988,345,610)                                      1,278,829,130

CONVERTIBLE BOND-0.5%
COMMUNICATION EQUIPMENT-0.5%
NTL, Inc. 7.00%, 12/15/08
  (cost $5,373,390)                             $ 3,100        6,242,625

TOTAL INVESTMENTS-101.3%
  (cost $993,719,000)                                      1,285,071,755
Other assets less liabilities-(1.3%)                         (17,051,749)

NET ASSETS-100%                                          $ 1,268,020,006


(a)  Non-income producing security.

     Glossary:

     ADR - American Depositary Receipt.

     See notes to financial statements.


8


STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1999                                             THE ALLIANCE FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $993,719,000)       $1,285,071,755
  Receivable for investment securities sold                         16,838,457
  Receivable for capital stock sold                                  4,160,042
  Dividends and interest receivable                                    580,398
  Total assets                                                   1,306,650,652

LIABILITIES
  Due to custodian                                                   8,805,383
  Payable for capital stock redeemed                                20,843,815
  Payable for investment securities purchased                        6,644,143
  Unclaimed dividends                                                1,005,679
  Management fee payable                                               693,161
  Distribution fee payable                                             305,387
  Accrued expenses                                                     333,078
  Total liabilities                                                 38,630,646

NET ASSETS                                                      $1,268,020,006

COMPOSITION OF NET ASSETS
  Capital stock, at par                                         $    1,696,724
  Additional paid-in capital                                       868,663,110
  Accumulated net realized gain on investments and foreign
    currency transactions                                          106,307,417
  Net unrealized appreciation of investments                       291,352,755
                                                                $1,268,020,006

CALCULATION OF MAXIMUM OFFERING PRICE
  Class A Shares
  Net asset value and redemption price per share
    ($1,128,165,917 / 149,448,193 shares of capital stock
    issued and outstanding)                                              $7.55
  Sales charge--4.25% of public offering price                             .34
  Maximum offering price                                                 $7.89

  Class B Shares
  Net asset value and offering price per share
    ($101,858,321 / 14,825,338 shares of capital stock
    issued and outstanding)                                              $6.87

  Class C Shares
  Net asset value and offering price per share
    ($28,025,406 / 4,083,202 shares of capital stock
    issued and outstanding)                                              $6.86

  Advisor Class Shares
  Net asset value, redemption and offering price per share
    ($9,970,362 / 1,315,668 shares of capital stock
    issued and outstanding)                                              $7.58


See notes to financial statements.


9


STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1999                                  THE ALLIANCE FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld
    of $50,763)                                     $7,132,111
  Interest                                             443,694    $  7,575,805

EXPENSES
  Management fee                                     7,897,015
  Distribution fee - Class A                         2,166,429
  Distribution fee - Class B                           915,900
  Distribution fee - Class C                           285,771
  Transfer agency                                    1,186,095
  Custodian                                            208,401
  Printing                                             170,384
  Administrative                                       131,000
  Taxes                                                 96,000
  Registration                                          95,664
  Audit and legal                                       81,980
  Directors' fees                                       19,000
  Miscellaneous                                         12,612
  Total expenses                                                    13,266,251
  Net investment loss                                               (5,690,446)

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions                     115,341,533
  Net realized loss on foreign currency
    transactions                                                       (12,239)
  Net change in unrealized appreciation of:
    Investments                                                    239,978,087
    Foreign currency denominated assets
      and liabilities                                                      (49)
  Net gain on investments and foreign
    currency transactions                                          355,307,332

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $349,616,886


See notes to financial statements.


10


STATEMENT OF CHANGES IN NET ASSETS                            THE ALLIANCE FUND
_______________________________________________________________________________

                                              YEAR ENDED           YEAR ENDED
                                             NOVEMBER 30,         NOVEMBER 30,
                                                 1999                 1998
                                            --------------       --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment loss                      $   (5,690,446)      $   (5,345,928)
  Net realized gain on investments and
    foreign currency transactions             115,329,294           83,635,019
  Net change in unrealized appreciation
    of investments and foreign currency
    denominated assets and liabilities        239,978,038         (180,389,548)
  Net increase (decrease) in net assets
    from operations                           349,616,886         (102,100,457)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments
    Class A                                   (60,710,238)        (297,697,708)
    Class B                                    (5,904,101)         (19,042,143)
    Class C                                    (1,431,253)          (5,056,456)
    Advisor Class                                (728,071)          (2,587,444)

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                     (83,996,950)         196,615,939
  Total increase (decrease)                   196,846,273         (229,868,269)

NET ASSETS
  Beginning of year                         1,071,173,733        1,301,042,002
  End of year                              $1,268,020,006       $1,071,173,733


See notes to financial statements.


11


NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1999                                             THE ALLIANCE FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
The Alliance Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class Cshares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities and foreign exchange currency contracts, currency gains and losses realized between the trade and settlement dates on security transactions and the difference between the amounts of dividends and interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The Fund does not isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of equity securities. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment


12


                                                              THE ALLIANCE FUND
_______________________________________________________________________________

company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to a net operating loss and foreign currency losses, resulted in a net decrease in accumulated net investment loss and a corresponding decrease in accumulated net realized gain on investments and foreign currency transactions. This reclassification had no effect on net assets.

NOTE B: MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the management agreement, the Fund pays Alliance Capital Management L.P. (the "Manager"), a fee at an annual rate of .75% on the first $500 million of average daily net assets, .65% on the next $500 million of average daily net assets and .55% on average daily net assets in excess of $1 billion. The fee is accrued daily and paid monthly.

Pursuant to the management agreement, the Fund paid $131,000 to the Manager representing the cost of certain legal and accounting services provided to the Fund by the Manager for the year ended November 30, 1999.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Manager, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $944,297 for the year ended November 30, 1999.

For the year ended November 30, 1999, the Fund's expenses were reduced by $89,151 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Manager, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $71,290 from the sale of Class A shares and $1,682, $192,272 and $20,778 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 1999.

Brokerage commissions paid on investment transactions for the year ended November 30, 1999 amounted to $3,834,327, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the adviser, nor to DLJ directly.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both


13


NOTES TO FINANCIAL STATEMENTS (CONTINUED)                     THE ALLIANCE FUND
_______________________________________________________________________________

Class B and Class C shares. There are no distribution and servicing fees the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $6,335,670 and $1,511,323, for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Manager may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $1,123,427,917 and $1,235,358,404, respectively, for the year ended November 30, 1999. There were no purchases or sales of U.S. government or government agency obligations for the year ended November 30, 1999. At November 30, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Gross unrealized appreciation of investments was $330,033,636 and gross unrealized depreciation of investments was $38,680,881, resulting in net unrealized appreciation of $291,352,755.


NOTE E: CAPITAL STOCK
There are 12,000,000,000 shares of $0.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                    YEAR ENDED       YEAR ENDED    YEAR ENDED      YEAR ENDED
                     NOVEMBER 30,   NOVEMBER 30,  NOVEMBER 30,    NOVEMBER 30,
                         1999           1998          1999            1998
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold           78,847,137    19,105,150    $535,441,819    $127,532,913
Shares issued
  in reinvestment
  of distributions     8,843,508    36,393,823      48,374,343     236,559,827
Shares converted
  from Class B           432,073       195,410       2,915,800       1,290,096
Shares redeemed      (98,265,614)  (34,273,913)   (661,975,638)   (226,164,435)
Net increase
  (decrease)         (10,142,896)   21,420,470    $(75,243,676)   $139,218,401

CLASS B
Shares sold            4,895,002     8,241,290    $ 29,907,592    $ 52,183,984
Shares issued
  in reinvestment
  of distributions     1,096,542     2,936,987       5,504,704      17,768,641
Shares converted
  to Class A            (473,310)     (210,591)     (2,915,800)     (1,290,096)
Shares redeemed       (6,192,029)   (4,012,134)    (36,644,330)    (23,782,439)
Net increase
  (decrease)            (673,795)    6,955,552    $ (4,147,834)   $ 44,880,090


14


                                                              THE ALLIANCE FUND
_______________________________________________________________________________

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                    YEAR ENDED       YEAR ENDED    YEAR ENDED      YEAR ENDED
                     NOVEMBER 30,   NOVEMBER 30,  NOVEMBER 30,    NOVEMBER 30,
                         1999           1998          1999            1998
                     ------------  ------------  --------------  --------------
CLASS C
Shares sold           63,782,370    40,005,443    $386,287,376    $228,800,301
Shares issued
  in reinvestment
  of distributions       276,384       783,141       1,384,760       4,745,791
Shares redeemed      (63,833,017)  (39,217,160)   (388,642,258)   (225,320,097)
Net increase
  (decrease)             225,737     1,571,424    $   (970,122)   $  8,225,995

ADVISOR CLASS
Shares sold              357,391     1,262,591    $  2,395,697    $  8,223,010
Shares issued
  in reinvestment
  of distributions       131,889       394,506         722,752       2,560,344
Shares redeemed       (1,063,852)     (948,689)     (6,753,767)     (6,491,901)
Net increase
  (decrease)            (574,572)      708,408    $ (3,635,318)   $  4,291,453


15


FINANCIAL HIGHLIGHTS                                          THE ALLIANCE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                        CLASS A
                                            -----------------------------------------------------------------
                                                               Year Ended November 30,
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year             $5.97        $8.70        $7.71        $7.72        $6.63

INCOME FROM INVESTMENT
OPERATIONS
Net investment income (loss)                    (.03)(a)     (.02)(a)     (.02)(a)      .02          .02(a)
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions                                  2.00         (.54)        2.09         1.06         2.08
Net increase (decrease) in
  net asset value from
  operations                                    1.97         (.56)        2.07         1.08         2.10

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income              -0-          -0-        (.02)        (.02)        (.01)
Distributions from net realized gains           (.39)       (2.17)       (1.06)       (1.07)       (1.00)
Total dividends and distributions               (.39)       (2.17)       (1.08)       (1.09)       (1.01)
Net asset value, end of year                   $7.55        $5.97        $8.70        $7.71        $7.72

TOTAL RETURN
Total investment return based on
  net asset value (b)                          35.37%       (8.48)%      31.82%       16.49%       37.87%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)   $1,128,166     $953,181   $1,201,435     $999,067     $945,309
Ratio of expenses to average net assets         1.06%        1.03%        1.03%        1.04%        1.08%
Ratio of net investment income
  (loss) to average net
  assets                                        (.41)%       (.36)%       (.29)%        .30%         .31%
Portfolio turnover rate                           97%         106%         158%          80%          81%


See footnote summary on page 19.


16


                                                              THE ALLIANCE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                        CLASS B
                                            -----------------------------------------------------------------
                                                                YEAR ENDED NOVEMBER 30,
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year             $5.51        $8.25        $7.40        $7.49        $6.50

INCOME FROM INVESTMENT
OPERATIONS

Net investment loss                             (.07)(a)     (.07)(a)     (.08)(a)     (.01)        (.03)(a)
Net realized and unrealized
  gain (loss) on investments
  and foreign currency transactions             1.82         (.50)        1.99          .99         2.02
Net increase (decrease) in net
  asset value from operations                   1.75         (.57)        1.91          .98         1.99

LESS: DISTRIBUTIONS
Distributions from net realized gains           (.39)       (2.17)       (1.06)       (1.07)       (1.00)
Net asset value, end of year                   $6.87        $5.51        $8.25        $7.40        $7.49

TOTAL RETURN
Total investment return based on
  net asset value (b)                          34.24%       (9.27)%      30.74%       15.47%       36.61%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $101,858      $85,456      $70,461      $44,450      $31,738
Ratio of expenses to average
  net assets                                    1.89%        1.84%        1.85%        1.87%        1.90%
Ratio of net investment loss to
  average net assets                           (1.23)%      (1.17)%      (1.12)%       (.53)%       (.53)%
Portfolio turnover rate                           97%         106%         158%          80%          81%


See footnote summary on page 19.


17


FINANCIAL HIGHLIGHTS (CONTINUED)                              THE ALLIANCE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                        CLASS C
                                            -----------------------------------------------------------------
                                                               YEAR ENDED NOVEMBER 30,
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year             $5.50        $8.26        $7.41        $7.50        $6.50

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.08)(a)     (.07)(a)     (.08)(a)     (.02)        (.03)(a)
Net realized and unrealized gain
  (loss) on investments
  and foreign currency
  transactions                                  1.83         (.52)        1.99         1.00         2.03
Net increase (decrease) in net
  asset value from operations                   1.75         (.59)        1.91          .98         2.00

LESS: DISTRIBUTIONS
Distributions from net realized gains           (.39)       (2.17)       (1.06)       (1.07)       (1.00)
Net asset value, end of year                   $6.86        $5.50        $8.26        $7.41        $7.50

TOTAL RETURN
Total investment return based on
  net asset value (b)                          34.31%       (9.58)%      30.72%       15.48%       36.79%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $28,025      $21,231      $18,871      $13,899      $10,078
Ratio of expenses to average net assets         1.86%        1.84%        1.83%        1.86%        1.89%
Ratio of net investment loss to
  average net assets                           (1.22)%      (1.18)%      (1.10)%       (.51)%       (.51)%
Portfolio turnover rate                           97%         106%         158%          80%          81%


See footnote summary on page 19.


18


                                                              THE ALLIANCE FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                               ADVISOR CLASS
                                            ----------------------------------------------------
                                                                                    OCTOBER 2,
                                                                                     1996(C)
                                                    YEAR ENDED NOVEMBER 30,            TO
                                            -------------------------------------  NOVEMBER 30,
                                                1999         1998         1997         1996
                                            -----------  -----------  -----------  -----------
Net asset value, beginning of period           $5.98        $8.69        $7.71        $6.99

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.01)(a)     (.01)(a)     (.02)(a)       -0-
Net realized and unrealized
  gain (loss) on investments
  and foreign currency transactions             2.00         (.53)        2.10          .72
Net increase (decrease) in net
  asset value from operations                   1.99         (.54)        2.08          .72

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income              -0-          -0-        (.04)          -0-
Distributions from net realized gains           (.39)       (2.17)       (1.06)          -0-
Total dividends and distributions               (.39)       (2.17)       (1.10)          -0-
Net asset value, end of period                 $7.58        $5.98        $8.69        $7.71

TOTAL RETURN
Total investment return based on
  net asset value (b)                          35.66%       (8.19)%      32.00%       10.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $9,970      $11,305      $10,275       $1,083
Ratio of expenses to average
  net assets                                     .85%         .83%         .83%         .89%(d)
Ratio of net investment income
  (loss) to average net assets                  (.20)%       (.16)%       (.21)%        .38%(d)
Portfolio turnover rate                           97%         106%         158%          80%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c)  Commencement of distribution.

(d) Annualized.


19


REPORT OF INDEPENDENT ACCOUNTANTS                             THE ALLIANCE FUND
_______________________________________________________________________________

To the Board of Directors and Shareholders of The Alliance Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Alliance Fund, Inc. (the "Fund") at November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
January 24, 2000


TAX INFORMATION (UNAUDITED)
_______________________________________________________________________________

In order to meet certain requirements of the Internal Revenue Code we are advising you that the Fund paid $68,773,663 of capital gain distributions during the fiscal year ended November 30, 1999, which are subject to a maximum tax rate of 20%.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2000.


20


                                                              THE ALLIANCE FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
ALDEN M. STEWART, EXECUTIVE VICE PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
THOMAS J. BARDONG, VICE PRESIDENT
RANDALL E. HAASE, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004


(1)  Member of the Audit Committee.


21


THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
    Quality Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Limited Maturity Government Fund
Alliance Mortgage Securities Income Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term U.S. Government Fund

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Select Investors Series - Premier Portfolio

GROWTH & INCOME
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Global Small Cap Fund
Alliance Health Care Fund
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance International Premier Growth Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

INSTITUTIONAL
Premier Growth
Quasar
Real Estate Investment

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
Alliance Capital Reserves
Alliance Government Reserves
Alliance Institutional Reserves
    Prime Portfolio
    Government Portfolio
    Tax-Free Portfolio
    Treasury Portfolio
    Trust Portfolio
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    General Municipal Portfolio
    Government Portfolio


22


THE ALLIANCE FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHSAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MSARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

ALLAR1199